SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
      (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                     RULE 13E-3 (Sec.240.13E-3) THEREUNDER)


                             The Lion Brewery, Inc.
                                (NAME OF ISSUER)


                              Malt Acquiring, Inc.
                             Charles E. Lawson, Jr.
                               Patrick E. Belardi
                    (NAME OF THE PERSON(S) FILING STATEMENT)


      Common Stock, $.01 par value per share, CUSIP Number 536192 107
                                                           ------------
                 (TITLE AND CUSIP NUMBER OF CLASS OF SECURITIES)

                                   Charles E. Lawson, Jr.
                                   President
                                   Malt Acquiring, Inc.
                                   700 North Pennsylvania Avenue
                                   Wilkes Barre, Pennsylvania  18703
                                   (717) 823-8801

                                   Copies to:

                                   Gregory Katz
                                   Thelen Reid & Priest
                                   40 West 57th Street
                                   New York, New York 10019
                                   (212) 603-2000

  (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES
         AND COMMUNICATIONS ON BEHALF OF THE PERSON(S) FILING STATEMENT)
                               -------------------


This statement is filed in connection with (check the appropriate box):

a.    [X]    The filing of  solicitation  materials  or an  information statement  subject  to  Regulation  14A [17 CFR  240.14a-1  to
             240.14b-1],  Regulation 14C [17 CFR 240.14c-1 to  240.14c-101]
             or  Rule  13E-3(c)  [Sec.240.13E-3(c)]  under  the  Securities
             Exchange Act of 1934.
b.    [  ]   The filing of a registration statement under the Securities Act of
             1933.
c.    [  ]   A tender offer.
d.    [  ]   None of the above.

      Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                            CALCULATION OF FILING FEE

    TRANSACTION VALUATION*                        AMOUNT OF FILING FEE
    ---------------------                         --------------------

    $18,529,740                                        $3,652

* Pursuant to Section 13(e)(3) of the Securities Exchange Act of 1934, as amended, and Rule 0-11(b)(1) thereunder, the transaction value was calculated based on the cash merger consideration of $4.70 per share.

/x/ CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY RULE 0-11(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     Amount Previously Paid:  $3,652
     Filing Party:  The Lion Brewery, Inc.

     Form or Registration No.:  Schedule 14A
     Date Filed:  September 30, 1998

     This Rule 13E-3 Transaction Statement (this "Statement") relates to the Agreement and Plan of Merger dated as of September 17, 1998 (the "Merger Agreement"), by and between Malt Acquiring, Inc., a Pennsylvania Corporation (the "Purchaser") and The Lion Brewery, Inc., a Pennsylvania Corporation (the "Company"). The Purchaser was formed for the purpose of consummating the Merger (as defined below). A copy of the Merger Agreement is attached as Appendix A to the preliminary proxy statement filed by the Company contemporaneously herewith (including all annexes thereto, the "Preliminary Proxy Statement"). The Preliminary Proxy Statement is attached hereto as Exhibit (d).

         Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time (as defined below) (i) Purchaser will be merged with and into the Company (the "Merger") and (ii) each outstanding share of Common Stock of the Company (other than shares owned by the Company and shares as to which appraisal rights are properly perfected and not withdrawn) will be converted into the right to receive $4.70 in cash, without interest. The effective time of the Merger will be the later of the date and time of the filing of the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania or such later time established by the Articles of Merger.

         The following Cross Reference Sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Preliminary Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Preliminary Proxy Statement, a copy of which is attached hereto as Exhibit (d), is hereby expressly incorporated herein by reference and the responses to each item in this Statement are qualified in their entirety by the information contained in the Preliminary Proxy Statement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Preliminary Proxy Statement. The Preliminary Proxy Statement will be completed and, if appropriate, amended, prior to the time the definitive Proxy Statement is first sent or given to stockholders of the Company. This Statement will be amended to reflect such completion or amendment of the Preliminary Proxy Statement.

         The filing of this Statement shall not be construed as an admission by the Company, or by the Purchaser or any of its affiliates, that the Company is `controlled' by the Purchaser or any of its affiliates or that any of the Purchaser or any of its affiliates is an `affiliate' of the Company within the meaning of Rule 13E-3 under Section 13(e) of the Securities Exchange Act of 1934, as amended.

                                  CROSS REFERENCE SHEET

Item in Schedule 13E-3                 Location in Proxy Statement
----------------------                 ---------------------------

Item 1(a)and(b)                        Outside Front Cover Page; SUMMARY-Special
                                       Meeting of the Stockholders; - The
                                       Merger; PARTIES TO THE MERGER; VOTING AND
                                       PROXIES - Record Date and Outstanding
                                       Shares

Item 1(c)and (d)                       SUMMARY - The Merger - Recent Market
                                       Price of Company Common Stock; MARKET FOR
                                       COMMON EQUITY AND RELATED STOCKHOLDER
                                       MATTERS.

Item 1(e) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Liquidity and Capital Resources

Item 1(f) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT; MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Item 2(a)-(d) Outside Front Cover Page; SUMMARY - The Merger - The Purchaser; THE PURCHASER

Item 2(e) and (f)                      Negative

Item 2(g)                              THE PURCHASER

Item 3(a) and (b)                      SPECIAL FACTORS - Background of the
                                       Merger

Item 4(a) and (b)                      Outside Front Cover Page; SUMMARY - The
                                       Merger - General; Effective Time; -
                                       Conditions to the Merger; - Additional
                                       Agreements between the Company and the
                                       Purchaser; - Termination and Amendment;
                                       - Termination Fee; - Indemnification;
                                       - Interests of Certain Persons in the
                                       Merger; - Appraisal Rights; SPECIAL
                                       FACTORS - Interests of Certain Persons
                                       in the Merger; FINANCING OF THE MERGER;
                                       Annex A to the Proxy Statement.

Item 5(a) and (b)                      Not applicable

Item 5(c) CERTAIN PROVISION OF THE MERGER AGREEMENT - Effective Time of the Merger Agreement

Item 5(d) - (g)                        SUMMARY - Certain Effects of the Merger;
                                       SPECIAL FACTORS - Certain Effects of the
                                       Merger

Item 6(a) - (d)                        SUMMARY - Financing Arrangements;

                                       FINANCING OF THE MERGER

Item 7 Outside Front Cover Page; SUMMARY - The Merger-Background of the Merger; The Company's Reason for the Merger; - Recommendation of the Company's Board of Directors;-Opinion of Financial Advisor;
                                       - Certain Effects of the Merger; -
                                       Interest of Certain Person in the Merger;
                                       Federal Income Tax Consequences;
                                       - Appraisal Rights; SPECIAL FACTORS
                                       - Background of the Merger; Reasons for
                                       the Merger;-Opinion of Financial Advisor to the Company; - Interest of Certain Persons in the Merger; - Certain Effects of the Merger; - Voting Agreement;
                                       - Appraisal Rights; - Federal Income Tax
                                       Considerations

Item 8(a) and (b)                      SUMMARY-The Merger - Background of the
                                       Merger; The Company's Board of Directors;
                                       - Opinion of Financial Advisor;
                                       - Position of the Purchaser as to the
                                       Fairness of the Merger; SPECIAL FACTORS
                                       - Background of the Merger; - Reasons for the Merger; - Position of the Purchaser as to the Fairness of the Merger

Item 8(c) SUMMARY - Special Meeting of the Stockholders - Vote Required;-Conditions to the Merger; VOTING AND PROXIES - Vote Required;CERTAIN PROVISIONS OF THE MERGER AGREEMENT- Conditions to the Merger

Item 8(d)-f) SUMMARY - The Merger - Background of the Merger; the Company's Reasons for the Merger; - Recommendation of the Company's Board of Directors; CERTAIN PROVISIONS OF THE MERGER AGREEMENT - Background of the Merger; Reasons for the Merger

Item 9(a)-(c) SUMMARY - The Merger - Background of the Merger; - The Company's Reasons for the Merger; - Opinion of Financial Advisor; SPECIAL FACTORS - Background of the Merger; Reasons for the Merger;-Opinion of Financial Advisor to the Company; ANNEX B to the Proxy Statement

Item 10 (a)                            THE PURCHASER; SECURITY OWNERSHIP OF
                                       CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Item 11                                SUMMARY - The Merger - General; -
                                       Additional Agreements between the
                                       Company and the Purchaser; - Special
                                       Meeting of the Stockholders - Vote
                                       Required; Voting and Proxies - Vote
                                       Required; SPECIAL FACTORS - Voting
                                       Agreement; CERTAIN PROVISIONS OF THE
                                       MERGER AGREEMENT - Alternative Proposals;
                                       ANNEXES A and C to the Proxy Statement

Item 12(a) and (b)                     SUMMARY - Special Meeting of the
                                       Stockholders - Vote Required; SPECIAL
                                       FACTORS - Recommendation of the Company's
                                       Board of Directors; VOTING AND PROXIES
                                       - Vote Required; CERTAIN PROVISIONS OF
                                       THE MERGER AGREEMENT - Voting Agreement

Item 13(a)                             SUMMARY - The Merger - Appraisal Rights;
                                       SPECIAL FACTORS - Appraisal Rights

Item 13(b)and (c)                      Not applicable

Item 14(a)                             SELECTED FINANCIAL DATA; INDEX TO
                                       FINANCIAL STATEMENTS

Item 14(b)                             Not applicable

Item 15(a) and (b)                     VOTING AND PROXIES - Solicitation of
                                       Proxies; Expenses

Item 16 Copies of each of the Proxy Statement, Letter to Stockholders and Notice of Special Meeting of Stockholders separately included herewith as Exhibit
                                       (d)

Item 17                                Separately included herewith as Exhibits

Item 1. Issuer and Class of Security Subject to the Transaction.

(a)       The name of the Issuer is The Lion Brewery, Inc., a Pennsylvania corporation that has its principal executive offices at 700 Pennsylvania Avenue, Wilkes Barre, Pennsylvania 18703 (telephone number (717) 823-8801).

(b)       The information set forth in the Outside Front Cover Page; SUMMARY -
               The Merger; PARTIES TO THE MERGER - Special Meeting of the Stockholders; The Merger; - VOTING AND PROXIES - Record Date and Outstanding Shares in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to
               Schedule 13E-3.

(c)-(d) The information set forth in the SUMMARY - The Merger - Recent Market
               Price of Company Common Stock; MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(e)     The information set forth in MANAGEMENT'S DISCUSSION AND ANALYSIS OF
               FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Liquidity and Capital Resources in the Proxy Statement is incorporated herein by reference to General Instruction D of Schedule 13E-3.

(f)    The  information  set forth in SECURITY  OWNERSHIP  OF CERTAIN
               BENEFICIAL OWNERS AND MANAGEMENT; MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 2.Identity and Background.

(a)-(d)The information set forth in the Outside Front Cover Page; SUMMARY - The
               Merger - The Purchaser; THE PURCHASER in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(e)     No executive  officer or director of the Purchaser has, during the last
               5 years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(f)     No executive  officer or director of the Purchaser has, during the last
               5 years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which proceeding resulted in such officer or director being subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

(g)     THE PURCHASER.

Item 3. Past Contacts, Transactions or Negotiations.

(a)-(b) SPECIAL FACTORS - Background of the Merger.

Item 4. Terms of the Transaction.

(a)-(b) The  information  set forth on the  Outside  Front Cover Page;
               SUMMARY - The Merger - General; Effective Time; - Conditions to the Merger; - Additional Agreements between the Company and the Purchaser; - Termination and Amendment; - Termination Fee; - Indemnification; - Interests of Certain Persons in the Merger;
               - Appraisal Rights; SPECIAL FACTORS - Interests of Certain Persons in the Merger; FINANCING OF THE MERGER; Annex A to the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 5.  Plans or Proposals of the Issuer or Affiliate.

(a)-(b)  Not applicable.

(c)      The information set forth in CERTAIN  PROVISIONS OF THE MERGER
               AGREEMENT - Effective Time of the Merger of the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(d)-(g)  The  information set forth in SUMMARY - Certain Effects of the Merger;
               SPECIAL FACTORS in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 6.  Source and Amounts of Funds or Other Consideration.

(a)-(d)  The information set forth in SUMMARY - Financing Arrangements;
               FINANCING OF THE MERGER in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 7.  Purpose(s), Alternatives, Reasons and Effects.

(a)-(d)  The information set forth in Outside Front Cover Page; SUMMARY - The
               Merger- Background of the Merger; The Company's Reason for the Merger; - Recommendation of the Company's Board of Directors;
               - Opinion of Financial Advisor; - Certain Effects of the Merger;
               - Interest of Certain Person in the Merger; Federal Income Tax Consequences; - Appraisal Rights; SPECIAL FACTORS - Background of the Merger; Reasons for the Merger; - Opinion of Financial Advisor to the Company; - Interest of Certain Persons in the Merger; - Certain Effects of the Merger; - Voting Agreement;
               - Appraisal Rights; - Federal Income Tax Considerations in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 8.  Fairness of the Transaction.

(a)-(b)  The information set forth in SUMMARY - The Merger - Background of the
               Merger; The Company's Board of Directors; - Opinion of Financial Advisor; THE MERGER- Position of the Purchaser as to the Fairness of the Merger; SPECIAL FACTORS - Background of the Mergers; - Reasons for the Mergers; - Position of the Purchaser as to the Fairness of the Merger in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(c)      The  information set forth in SUMMARY - Special Meeting of the
               Stockholders - Vote Required; Conditions to the Merger; VOTING AND PROXIES - Vote Required; CERTAIN PROVISIONS OF THE MERGER AGREEMENT- Conditions to the Merger in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(d)-(f)  The information set forth in SUMMARY - The Merger - Background of the
               Merger; the Company's Reasons for the Merger; - Recommendation of the Company's Board of Directors; CERTAIN PROVISIONS OF THE MERGER AGREEMENT - Background of the Merger; - Reasons for the Merger in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.

(a)-(c)  The information set forth in SUMMARY - The Merger - Background of the
               Merger; - the Company's Reasons for the Merger; - Opinion of Financial Advisor; SPECIAL FACTORS - Background of the Merger;
               - Reasons for the Merger; - Opinion of Financial Advisor to the Company in the Proxy Statement; Annex B to the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 10. Interest in Securities of the Issuer.

(a)      The information set forth in THE PURCHASER; SECURITY OWNERSHIP OF
               CERTAIN BENEFICIAL OWNERS AND MANAGEMENT in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(b)      Not applicable

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

               The information set forth in SUMMARY - The Merger - General; - Additional Agreements between the Company and the Purchaser;
               - Special Meeting of the Stockholders - Vote Required; Voting And Proxies - Vote Required; SPECIAL FACTORS - Voting Agreement; CERTAIN PROVISIONS OF THE MERGER AGREEMENT - Alternative Proposals; in the Proxy Statement and Annexes A and C to the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

(a)-(b)  The  information set forth in SUMMARY - Special Meeting of the
               Stockholders - Vote Required; SPECIAL FACTORS - Recommendation of the Company's Board of Directors; VOTING AND PROXIES - Vote Required; CERTAIN PROVISIONS OF THE MERGER AGREEMENT- Voting

               Agreement in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 13. ther Provisions of the Transaction.

(a)      The  information set forth in SUMMARY - The Merger - Appraisal Rights;
               SPECIAL FACTORS Appraisal Rights in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(b)      Not applicable.

(c)      Not applicable.

Item 14. Financial Information.

(a)      The information set forth in SELECTED FINANCIAL DATA in the Proxy
               Statement; INDEX TO FINANCIAL STATEMENTS is incorporated herein by reference pursuant to General Instruction D to
               Schedule 13E-3.

(b)      Not applicable.

Item 15. Persons and Assets Employed, Retained or Utilized.

(a)-(b)  The information set forth in VOTING AND PROXIES - Solicitation of
               Proxies; Expenses In the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 16. Additional Information.

         Reference is hereby made to the Proxy Statement, Letter to Stockholders, Notice of Special Meeting of Stockholders and Letter of Transmittal, copies of which are attached hereto as Exhibits (d)(l),
         (d)(2), (d)(3) and (d)(4), respectively, and incorporated in their entirety herein by reference pursuant to General Instruction D to
         Schedule 13E-3.

Item 17. Material to be Filed as Exhibits.

(a)      Loan Agreements (to be filed by amendment).

(b)      Opinion of Tucker Anthony  Incorporated,  dated  September 17, 1998
               (filed herewith as Annex B to the Preliminary Proxy Statement, which is filed as Exhibit (d) hereto).

(c)(1)   Agreement and Plan of Merger, dated September 17, 1998, between Malt
               Acquiring, Inc. and The Lion Brewing, Inc. (filed herewith as Annex A to the Preliminary Proxy Statement, which is filed as Exhibit (d) hereto).

(c)(2)   Voting Agreement, dated as of September 17, 1998, among Malt Acquiring,
               Inc. and certain institutional stockholders of The Lion Brewing, Inc. (filed herewith as Annex C to the Preliminary Proxy Statement, which is filed as Exhibit (d) hereto).

(d)      Each of the Preliminary Proxy Statement of the Company, Letter to
               Stockholders and Notice of Special Meeting of Stockholders.

(e)      Subchapter D of Chapter 15 of the Business  Corporation Law of
               Pennsylvania (filed herewith as Annex D to the Preliminary Proxy Statement, which is filed as Exhibit (d) hereto).

(f)      Not applicable.

                                    SIGNATURE


         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.


Dated: October 19, 1998        MALT ACQUIRING, INC.


                               By:  /s/       Charles E. Lawson, Jr.
                                   ------------------------------------
                                    Name:     Charles E. Lawson, Jr.
                                    Title:    President


                                    /s/ Charles E. Lawson, Jr.
                                   -----------------------------
                                    Charles E. Lawson, Jr.


                                    /s/ Patrick E. Belardi
                                   --------------------------
                                    Patrick E. Belardi

                                  EXHIBIT INDEX


     EXHIBIT NO.                      DESCRIPTION
     -----------                      -----------

     (a)      Loan Agreements (to be filed by amendment).

     (b) Opinion of Tucker Anthony Incorporated, dated September 17, 1998 (filed herewith as Annex B to the Preliminary Proxy Statement, which is filed as Exhibit (d) hereto).

     (c)(1) Agreement and Plan of Merger, dated September 17, 1998, between Malt Acquiring, Inc. and The Lion Brewing, Inc. (filed herewith as Annex A to the Preliminary Proxy Statement, which is filed as Exhibit (d) hereto).

     (c)(2) Voting Agreement, dated as of September 17, 1998, among Malt Acquiring, Inc. and certain institutional stockholders of The Lion Brewing, Inc.(filed herewith as Annex C to the Preliminary Proxy Statement, which is filed as Exhibit (d) hereto).

     (d) Each of the Preliminary Proxy Statement of the Company, Letter to Stockholders and Notice of Special Meeting of Stockholders.

     (e) Subchapter D of Chapter 15 of the Business Corporation Law of Pennsylvania (filed herewith as Annex D to the Preliminary Proxy Statement, which is filed as Exhibit (d) hereto).

     (f)      Not applicable.